EQ ADVISORS TRUST – EQ/WELLS FARGO ADVANTAGE OMEGA GROWTH PORTFOLIO

SUPPLEMENT DATED MAY 24, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2010 of the EQ/Wells Fargo Advantage Omega Growth Portfolio of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain a copy of the Summary Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

Information Regarding

EQ/Wells Fargo Advantage Omega Growth Portfolio

Effective May 20, 2010, information in the “Who Manages the Portfolio – Portfolio Manager” section of the Summary Prospectus is deleted and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Thomas J. Pence, CFA	Portfolio Manager	May 2010
Michael T. Smith, CFA	Portfolio Manager	May 2010